UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2012

AMERISAFE, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	001-12251	75-2069407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Highway 190 West

DeRidder, Louisiana 70634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (337) 463-9052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of AMERISAFE, Inc. (the “Company”) approved the AMERISAFE, Inc. 2012 Equity and Incentive Compensation Plan (the “2012 Plan”) on March 1, 2012, subject to shareholder approval. On March 22, 2012, the Board also approved the form of restricted stock award agreement and the form of long-term incentive award agreement and grants of those awards, as set forth in the table below, to the Company’s executive officers, subject to shareholder approval of the 2012 Plan.

Name and Position	Number of Shares underlying Restricted Stock Awards(1)	Dollar Value of Long-Term Incentive Awards(2)
Allen C. Bradley, Jr. Chairman and Chief Executive Officer	—	$347,900
Geoffrey R. Banta President and Chief Operating Officer	—	$169,950
G. Janelle Frost Executive Vice President and Chief Financial Officer	1,376	$64,000
Craig P. Leach Executive Vice President, Sales and Marketing	—	$76,000
Brendan Gau Executive Vice President and Chief Investment Officer	955	$43,300

(1)	Represents the number of shares of restricted stock granted under the 2012 Plan.
(2)	Represents the dollar value of the target award granted under the 2012 Plan. The actual payout will be determined by the performance criteria described in the long-term incentive award agreement. However, in no event may a recipient receive more than 150% of the target value under this long-term incentive award. The awards are payable at the end of the applicable performance period in common shares or if the payout will be larger than the maximum number of shares permitted to be granted under the award agreement the Compensation Committee may authorize the award to be paid in cash.

The Company’s shareholders approved the 2012 Plan at the annual meeting of shareholders held on June 15, 2012. A copy of the 2012 Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. A more complete description of restricted stock awards and long-term incentive awards is included under the caption “Summary of the Incentive Plan—New Plan Benefits” in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2012, which description is incorporated by reference herein. Forms of each of the restricted stock award agreement and the long-term incentive award agreement are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2012 the Company held its annual meeting of shareholders. All matters submitted for approval by the Company’s shareholders, as described in the Company’s proxy statement on Schedule 14A filed with the SEC on April 27, 2012, were approved. The number of common shares entitled to vote at the Company’s 2012 annual meeting of shareholders was 18,150,262, representing the number of shares outstanding as of April 23, 2012, the record date for the annual meeting.

The results of each matter voted on at the annual meeting were as follows:

1. Election of directors. The following directors were elected for terms expiring at the 2015 annual meeting of shareholders:

	Votes For	Votes Withheld	Broker Non-Votes
Philip A. Garcia	17,246,969	98,336	426,976
Randy Roach	16,703,844	641,461	426,976
Millard E. Morris	11,086,578	6,258,727	426,976

2. Approval of the AMERISAFE, Inc. 2012 Equity and Incentive Compensation Plan. The new equity and incentive compensation plan was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,514,540	827,808	2,957	426,976

3. Advisory vote on executive compensation. The compensation of the Company’s named executive officers as disclosed in the 2012 proxy statement under “Executive Compensation” and discussed under “Compensation Discussion and Analysis” was approved on an advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,283,499	28,121	33,685	426,976

4. Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012. The appointment was ratified.

Votes For	Votes Against	Abstentions
17,481,614	286,822	3,845

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	AMERISAFE, Inc. 2012 Equity and Incentive Compensation Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A filed April 27, 2012).

10.2	Form of 2012 Equity and Incentive Compensation Plan Restricted Stock Award Agreement.

10.3	Form of 2012 Equity and Incentive Compensation Plan Long-Term Incentive Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISAFE, INC.

By:	/s/ G. Janelle Frost
G. Janelle Frost Executive Vice President and Chief Financial Officer

Date: June 15, 2012

Exhibit No.	Description

10.1	AMERISAFE, Inc. 2012 Equity and Incentive Compensation Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A filed April 27, 2012).

10.2	Form of 2012 Equity and Incentive Compensation Plan Restricted Stock Award Agreement.

10.3	Form of 2012 Equity and Incentive Compensation Plan Long-Term Incentive Award Agreement.